UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $15.12 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $13.52.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	11.80%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	11.82%
Morningstar U.S. All Taxable Ex-Foreign Equity Index[b]	10.45%
S&P 500 Index[b]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. NAV return reflects fee waivers and/or expense reimbursements, without which the return would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Morningstar U.S. All Taxable EX-Foreign Equity Index measures the market cap weighted total return of 351 taxable equity and fixed income closed-end funds—it excludes international, regional, and country closed-end funds. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Closed-end funds broadly advanced in the first half of 2014, registering positive returns across all equity and fixed income categories. The U.S. economy continued to build momentum despite a weather-related lull in the first quarter. Upbeat job numbers were particularly encouraging, bolstering confidence that the recovery could continue even as the Federal Reserve tapered its monthly bond purchases. Long-term bond yields followed a steady downward trend during the period after rising sharply in the last two months of 2013, with the 10-year Treasury rate falling from 3.0% to 2.5%. The decline in yields ran counter to the market's expectations in a time of strengthening economic growth, reflecting a relatively benign global inflation outlook and aggressive liquidity measures by the European Central Bank, which pressured bond yields globally.

Fixed income closed-end funds widely benefited from falling Treasury yields and improved sentiment toward fixed income in general. Average discounts to net asset value (NAV) for fixed income funds narrowed 1.80% ending the period at 3.7%. The taxable municipal category (16.2% return based on market pricec) led the fixed income group. Both taxable and tax-exempt municipal bonds produced strong returns in the first half of the year, as improvements in job growth and home sales helped states and municipalities increase tax collections. Municipal securities markets also benefited from reduced debt issuance.

Preferred securities funds (15.9%) benefited from longer durations in a declining interest-rate environment, as well as improving credit fundamentals for global financial institutions. Multi-sector funds (13.7%) benefited from strong NAV performance and generally above-average dividend fundamentals. Funds in the senior loan (4.4%) and limited duration (6.0%) categories underperformed.

Equity closed-end funds had stronger NAV returns than fixed income funds, although discounts widened modestly, from 6.3% to 6.8% (excluding commodities). Income-oriented equity categories were among the top performers, including utilities (20.9%) and real estate (18.3%). Energy-resources funds (19.3%) benefited from rising oil prices and narrowing NAV discounts. Master limited partnership (MLP) funds (11.4%) had strong returns from the underlying assets, but the funds went from an average premium of 1.5% to a discount of 4.7%. Much of the valuation swing came in the first quarter, when two new MLP funds entered the market.

In a Challenging Market for IPOs, MLP Funds Continued to Garner Interest

Following an active market for initial public offerings (IPOs) of closed-end funds in 2013, underwriters grew reluctant to launch new funds in 2014, with net proceeds declining 83% versus the same period last year. Discounts for existing funds were wide of their historical average and recently

c  Sector constituents as per the Morningstar U.S. All Taxable Ex-Foreign Equity Index; constituent returns as per Bloomberg L.P.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

issued funds traded below their IPO prices, discouraging investor demand for new products. There were three IPOs in the first half of the year, all of them MLP funds. Investor interest in MLP funds was driven by the generally steady cash flow growth of the underlying businesses, which has enabled managers of MLP closed-end funds to pass through attractive and growing dividends.

Fund Performance

The Fund had a positive return in the period and outperformed its benchmark on a NAV and market value basis. Fund selection in the MLP category contributed to relative performance versus the index. The Fund also benefited from an underweight allocation to senior loan funds and high yield funds (which had a market-price return of 7.5% in the index), as the categories' returns were hindered by full valuations in the underlying assets.

Detractors from relative performance included fund selection in preferred securities and real estate funds, although the negative effects were partly offset by overweight allocations in these sectors. An underweight in the utilities sector also weighed on relative returns. The Fund did not invest in taxable municipal funds, but it did have out-of-index allocations to tax-exempt municipal funds; these investments had a positive net effect on performance relative to the benchmark.

Investment Outlook

With discounts for closed-end funds exceeding their long-term averages, we continue to find a wide array of undervalued funds across fixed income and equity categories. In general, our focus remains on funds that we believe offer greater potential to benefit from a continued recovery in the global economy.

We continue to see opportunities in well-managed equity funds trading at attractive valuations. We have also emphasized certain credit-sensitive fixed income funds and sectors that we expect will benefit from improving economic growth and credit fundamentals. However, we also believe that certain longer-duration fund categories, including preferred securities and tax-exempt municipal bonds, offer good long-term value and income potential, having underperformed in 2013.

Due to the size of current discounts across the closed-end-fund market, we do not expect to see meaningful new issuance in either equity or fixed income categories in the next several months. This could change if discounts draw closer to their historical averages.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Sincerely,

ROBERT H. STEERS	DOUGLAS R. BOND
Chairman	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

June 30, 2014
Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Eaton Vance Tax-Advantaged Dividend Income Fund	$18,763,846	4.6
Gabelli Dividend & Income Trust	17,719,509	4.3
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	17,625,661	4.3
Eaton Vance Tax-Managed Diversified Equity Income Fund	17,301,305	4.2
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	16,541,786	4.0
First Trust Energy Income and Growth Fund	12,949,038	3.1
Nuveen Preferred Income Opportunities Fund	12,131,625	2.9
PIMCO Dynamic Income Fund	11,837,480	2.9
John Hancock Tax-Advantaged Dividend Income Fund	11,538,856	2.8
PIMCO Dynamic Credit Income Fund	11,318,192	2.8

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	96.4%
COMMODITIES	0.4%
Nuveen Diversified Commodity Fund		98,535	$1,602,179
COVERED CALL	17.3%
BlackRock Enhanced Capital and Income Fund		418,131	6,159,069
Eaton Vance Enhanced Equity Income Fund II		120,334	1,619,696
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		1,121,477	16,541,786
Eaton Vance Tax-Managed Diversified Equity Income Fund		1,478,744	17,301,305
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		725,000	9,251,000
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		1,699,678	17,625,661
Nuveen Equity Premium Opportunity Fund		215,586	2,770,280
			71,268,797
ENERGY/RESOURCES	3.9%
BlackRock Energy and Resources Trust		92,346	2,490,572
BlackRock Real Asset Equity Trust		310,151	2,912,318
Energy Select Sector SPDR Fund ETF		37,009	3,704,601
First Trust Energy Infrastructure Fund		44,750	1,063,707
Market Vectors Oil Service ETF		99,620	5,754,051
			15,925,249
EQUITY TAX—ADVANTAGED	16.3%
Eaton Vance Tax-Advantaged Dividend Income Fund		906,466	18,763,846
Eaton Vance Tax-Advantaged Global Dividend Income Fund		406,809	7,151,702
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		182,157	4,719,688
Gabelli Dividend & Income Trust		809,110	17,719,509
John Hancock Tax-Advantaged Dividend Income Fund		551,307	11,538,856
Nuveen Tax-Advantaged Dividend Growth Fund		207,534	3,382,804
Nuveen Tax-Advantaged Total Return Strategy Fund		249,674	3,750,103
			67,026,508

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
FINANCIAL	0.4%
Financial Select Sector SPDR Fund		75,700	$1,721,418
GLOBAL EQUITY	0.6%
Gabelli Global Small and Mid Cap Value Trust[a]		80,911	872,221
Royce Global Value Trust[a]		178,471	1,679,412
			2,551,633
GLOBAL HYBRID (GROWTH & INCOME)	2.0%
Clough Global Opportunities Fund		380,204	4,942,652
LMP Capital and Income Fund		198,140	3,515,003
			8,457,655
HEALTH/BIOTECH	0.5%
BlackRock Health Sciences Trust		54,800	2,012,804
INVESTMENT GRADE	1.5%
PIMCO Corporate and Income Opportunity Fund		318,816	6,009,682
MASTER LIMITED PARTNERSHIPS	12.6%
ClearBridge Energy MLP Fund		42,200	1,259,670
ClearBridge Energy MLP Opportunity Fund		109,002	2,768,651
First Trust Energy Income and Growth Fund		358,203	12,949,038
First Trust MLP and Energy Income Fund		234,554	5,056,984
Kayne Anderson Energy Total Return Fund		239,483	7,766,434
Kayne Anderson Midstream/Energy Fund		118,915	4,819,625
Kayne Anderson MLP Investment Company		281,932	11,110,940
Nuveen Energy MLP Total Return Fund		281,723	6,259,885
			51,991,227
MULTI-SECTOR	12.8%
AllianzGI Convertible & Income Fund		648,242	6,864,883
AllianzGI Convertible & Income Fund II		332,722	3,327,220
PIMCO Dynamic Credit Income Fund		475,155	11,318,192
PIMCO Dynamic Income Fund		347,242	11,837,480
PIMCO Income Opportunity Fund		381,028	11,148,879
PIMCO Income Strategy Fund II		736,125	8,141,542
			52,638,196

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
MUNICIPAL	12.7%
BlackRock Long-Term Municipal Advantage Trust		183,002	$2,066,093
BlackRock Municipal Bond Trust		105,399	1,656,872
BlackRock MuniEnhanced Fund		267,780	2,993,780
BlackRock MuniHoldings Investment Quality Fund		270,112	3,749,154
BlackRock MuniHoldings Quality Fund II		122,243	1,619,720
BlackRock MuniYield Investment Quality Fund		137,623	1,848,277
BlackRock MuniYield Quality Fund		62,300	938,861
BlackRock MuniYield Quality Fund II		46,759	598,048
BlackRock MuniYield Quality Fund III		185,674	2,564,158
Eaton Vance Municipal Bond Fund		166,249	2,066,475
Eaton Vance Municipal Income Term Trust		96,221	1,621,324
Eaton Vance National Municipal Opportunities Trust		79,173	1,583,460
Invesco Municipal Opportunity Trust		161,100	2,029,860
Nuveen California AMT-Free Municipal Income Fund		118,287	1,612,252
Nuveen Dividend Advantage Municipal Fund 2		184,212	2,560,547
Nuveen Municipal Advantage Fund		231,970	3,117,677
Nuveen Municipal Market Opportunity Fund		185,473	2,476,064
Nuveen New York AMT-Free Municipal Income Fund		96,210	1,261,313
Nuveen Performance Plus Municipal Fund		100,231	1,469,386
Nuveen Premier Municipal Income Fund		249,530	3,401,094
Nuveen Premium Income Municipal Fund 2		222,575	3,080,438
Nuveen Premium Income Municipal Fund 4		121,502	1,558,871
Nuveen Select Quality Municipal Fund		90,303	1,251,600
PIMCO Municipal Income Fund II		422,694	5,051,193
			52,176,517
PREFERRED	5.9%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		208,050	4,077,780
Flaherty & Crumrine/Claymore Total Return Fund		203,900	4,088,195
Nuveen Preferred & Income Term Fund		172,702	4,055,043
Nuveen Preferred Income Opportunities Fund		1,250,683	12,131,625
			24,352,643

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
REAL ESTATE	4.5%
Alpine Global Premier Properties Fund		750,365	$5,582,716
CBRE Clarion Global Real Estate Income Fund		559,994	5,101,545
LMP Real Estate Income Fund		123,665	1,423,384
Nuveen Real Estate Income Fund		571,422	6,388,498
			18,496,143
U.S. GENERAL EQUITY	3.9%
Consumer Discretionary Select Sector SPDR Fund		71,468	4,769,774
Royce Global Value Trust		270,251	4,324,016
SPDR S&P 500 ETF Trust		34,631	6,777,980
			15,871,770
UTILITY	1.1%
Macquarie Global Infrastructure Total Return Fund		63,636	1,637,354
Reaves Utility Income Fund		98,391	2,947,795
			4,585,149
TOTAL CLOSED-END FUNDS (Identified cost—$313,010,461)			396,687,570
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[b]		6,400,000	6,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,400,000)			6,400,000
TOTAL INVESTMENTS (Identified cost—$319,410,461)	98.0%		403,087,570
OTHER ASSETS IN EXCESS OF LIABILITIES	2.0		8,339,980
NET ASSETS (Equivalent to $15.12 per share based on 27,209,148 shares of common stock outstanding)	100.0%		$411,427,550

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Glossary of Portfolio Abbreviations

ETF  Exchange-Traded Fund

MLP  Master Limited Partnership

SPDR  Standard & Poor's Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$319,410,461)	$403,087,570
Cash	6,508,520
Receivable for:
Investment securities sold	2,642,900
Dividends	1,107,581
Other assets	906
Total Assets	413,347,477
LIABILITIES:
Payable for:
Investment securities purchased	881,735
Dividends declared	711,316
Investment management fees	322,706
Directors' fees	2,439
Other liabilities	1,731
Total Liabilities	1,919,927
NET ASSETS	$411,427,550
NET ASSETS consist of:
Paid-in capital	$460,740,725
Dividends in excess of net investment income	(6,275,372)
Accumulated net realized loss	(126,714,912)
Net unrealized appreciation	83,677,109
$411,427,550
NET ASSET VALUE PER SHARE:
($411,427,550 ÷ 27,209,148 shares outstanding)	$15.12
MARKET PRICE PER SHARE	$13.52
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.58)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income	$9,738,903
Expenses:
Investment management fees	1,865,518
Directors' fees and expenses	10,909
Miscellaneous	3,054
Total Expenses	1,879,481
Reduction of Expenses (See Note 2)	(13,963)
Net Expenses	1,865,518
Net Investment Income	7,873,385
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,598,185
Net change in unrealized appreciation (depreciation) on investments	25,453,155
Net realized and unrealized gain	35,051,340
Net Increase in Net Assets Resulting from Operations	$42,924,725

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$7,873,385	$17,638,066
Net realized gain	9,598,185	9,357,612
Net change in unrealized appreciation (depreciation)	25,453,155	11,921,131
Net increase in net assets resulting from operations	42,924,725	38,916,809
Dividends and Distributions to Shareholders from:
Net investment income	(14,148,757)	(24,015,880)
Tax return of capital	—	(4,467,852)
Total dividends and distributions to shareholders	(14,148,757)	(28,483,732)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(2,874,529)
Total increase in net assets	28,775,968	7,558,548
Net Assets:
Beginning of period	382,651,582	375,093,034
End of period[a]	$411,427,550	$382,651,582

a  Includes dividends in excess of net investment income of $6,275,372 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.06	$13.67	$12.92	$14.16	$13.07	$9.34
Income (loss) from investment operations:
Net investment income	0.29 [a]	0.64 [a]	0.62 [a]	0.81	0.78	0.59
Net realized and unrealized gain (loss)	1.29	0.78	1.17	(1.01)	1.29	4.14
Total from investment operations	1.58	1.42	1.79	(0.20)	2.07	4.73
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(0.88)	(1.04)	(0.77)	(0.93)	(0.61)
Tax return of capital	—	(0.16)	—	(0.27)	(0.05)	(0.39)
Total dividends and distributions to shareholders	(0.52)	(1.04)	(1.04)	(1.04)	(0.98)	(1.00)
Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	—	0.00 [b]
Anti-dilutive effect from the repurchase of shares	—	0.01	—	0.00 [b]	—	—
Net increase (decrease) in net asset value	1.06	0.39	0.75	(1.24)	1.09	3.73
Net asset value, end of period	$15.12	$14.06	$13.67	$12.92	$14.16	$13.07
Market value, end of period	$13.52	$12.57	$12.42	$11.97	$13.03	$12.13
Total net asset value return[c]	11.80%[d]	11.42%	14.66%	–1.02%	16.93%	53.77%
Total market value return[c]	11.82%[d]	9.64%	12.45%	–0.34%	15.94%	45.51%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets, end of period (in millions)	$411.4	$382.7	$375.1	$354.4	$389.1	$359.2
Ratio of expenses to average daily net assets (before expense reduction)[e]	0.96%[f]	0.96%	1.02%[g]	0.96%	0.96%	0.97%
Ratio of expenses to average daily net assets (net of expense reduction)[e]	0.95%[f]	0.95%	1.01%[g]	0.95%	0.95%	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[e]	4.00%[f]	4.53%	4.52%[g]	4.68%	5.64%	5.09%
Ratio of net investment income to average daily net assets (net of expense reduction)[e]	4.01%[f]	4.54%	4.53%[g]	4.69%	5.66%	5.10%
Portfolio turnover rate	16%[d]	41%	51%	82%	79%	63%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to the proposal to convert to an open-end fund. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.96% and 0.95%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 6.88% and 6.89%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds	$396,687,570	$396,687,570	$—	$—
Money Market Funds	6,400,000	—	6,400,000	—
Total Investments[a]	$403,087,570	$396,687,570	$6,400,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it possible that a portion of the distributions will be reclassified to return of capital upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding brokerage fees, taxes and commissions, interest, fees and expenses of

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the Fund's independent directors (as well as their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2014, fees waived and/or expenses reimbursed totaled $13,963.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $63,226,224 and $66,753,535, respectively.

Note 4. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$319,410,461
Gross unrealized appreciation	$84,244,733
Gross unrealized depreciation	(567,624)
Net unrealized appreciation	$83,677,109

As of December 31, 2013, the Fund had a net capital loss carryforward of $128,453,805, which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of which $14,124,363 will expire on December 31, 2016, $98,992,970 will expire on December 31, 2017 and $15,336,472 will expire on December 31, 2018. In addition, the Fund incurred net short-term capital losses of $357,875 after October 31, 2013, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through the fiscal year ended December 31, 2014.

During the six months ended June 30, 2014, the Fund did not effect any repurchases. During the year ended December 31, 2013, the Fund repurchased 229,951 Treasury shares of its common stock at an average price of $12.5 per share (including brokerage commissions) at a weighted average discount of 10.6%. These repurchases, which had a total cost of $2,874,529, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	22,443,175.512	428,890.046
Michael Clark	22,530,502.625	341,562.933
Richard E. Kroon	22,434,972.514	437,093.044

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/06)	One Year	Five Years	Since Inception (11/24/06)
17.89%	15.94%	5.60%	11.59%	15.17%	3.61%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. Fund performance figures reflect fee waivers and /or expense reimbursements, without which the performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Investment Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Investment Management Agreement was discussed and was unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark index. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the five-year period ended March 31, 2014, ranking in the first quintile. The Fund underperformed the Peer Funds' median for the one- and three-year periods, ranking in the fourth quintile for each. The Fund outperformed its benchmark for the one-, three- and five-year periods. The Board of Directors also noted that the Fund is the only closed-end fund of closed-end funds, making quantitative comparisons among the Peer Funds difficult. The Board of Directors further considered the Fund's performance across all periods versus a group of other closed-end funds compiled by the Investment Manager, and noted that the Fund outperformed the median performance of those funds for the five-year period ended March 31, 2014, and underperformed the median performance for the one- and three-year periods. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered information provided by the Investment Manager, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios compared to the medians of the Peer Funds, noting that the Fund's actual and contractual management fees and net expense ratio were lower than the Peer Funds' medians. The Board of Directors further considered the Fund's expenses versus the group of other closed-end funds compiled by the Investment Manager, and noted that the Fund's actual and contractual management fees and net expense ratio were lower than the group medians. The Board of Directors also considered that the Investment Manager charges the Fund a unitary fee over the life of the Fund, causing the Investment Manager to reimburse expenses to limit total expenses. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Investment Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Investment Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Investment Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Douglas R. Bond
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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FOFSAR

Semiannual Report June 30, 2014

Cohen & Steers Closed-End Opportunity Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 5, 2014